Exhibit 10.7

CURTISS-WRIGHT CORPORATION
RETIREMENT PLAN
As Amended and Restated effective January 1, 2010

SECOND INSTRUMENT OF AMENDMENT

Recitals:

1.

Curtiss-Wright Corporation (the “Company”) has heretofore adopted the Curtiss-Wright Corporation Retirement Plan (the “Plan”) and has caused the Plan to be amended and restated in its entirety, effective as of January 1, 2010.

2.

The Plan consists of two separate components: the EMD Component, which applies to eligible employees of Curtiss-Wright Electro-Mechanical Corporation as provided in the EMD appendix to the Plan, and the CWC Component, which applies to other employees eligible to participate in the Plan.

3.	Subsequent to the most recent amendment of the Plan, the Company has decided to amend the CWC Component of the Plan for the following reasons:

	a.	To provide that employees are not eligible to participate in the Plan if they are participating in a retirement plan maintained mainly for the benefit of employees working outside the United States;

	b.	To clarify the provisions regarding the payment of benefits to participants who remain employed after reaching normal retirement age;

	c.	To clarify the provisions of Article 8 regarding the payment of death benefits to a beneficiary other than an individual;

d.

To reflect the terms of a new collective bargaining agreement covering employees of Metal Improvement Company, Inc. – Long Island Division that increases their benefit formula with respect to credited service earned on or after January 1, 2012;

e.

To reflect the terms of a new collective bargaining agreement covering employees of Metal Improvement Company – Lynwood Division that increases their benefit formula with respect to credited service earned on or after January 1, 2013; and

f.

To provide for the participation of former employees of Predator Systems, Inc., Douglas Equipment Ltd., the Surface Technologies business of BASF Corporation, IMR Test Labs, ACRA Control, Inc., South Bend Controls Holdings, LLC., Anatec International, Inc. and Lambert, MacGill, Thomas, Inc. following the acquisition of these businesses.

4.	Articles 12.01 and 12.02 of the CWC Component permit the Company to amend the Plan, by written instrument, at any time and from time to time.

5.	Article 11.02(b) of the CWC Component authorizes the Curtiss-Wright Corporation Administrative Committee to adopt certain Plan amendments on behalf of the Company.

Amendment:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended, effective as of the dates indicated below, in the following respects.

The CWC Component of the Plan is amended as follows:

1.	Effective January 1, 2011, Article 2.01(a)(ii) of the CWC Component is amended by adding the following sentence to read as follows:

Notwithstanding the foregoing, an Employee shall not be eligible to participate in this Plan during any period when he participates in a retirement plan or program sponsored by the Company or an Affiliated Company mainly for the purpose of providing retirement benefits to individuals employed outside the United States of America.

2.	Effective January 1, 2011, Article 6.13 of the CWC Component is amended in its entirety to read as follows:

	6.13	Payment of Benefits Upon Reemployment or Employment After Normal Retirement Age.

Notwithstanding any provisions of the Plan to the contrary, in the event a Participant who is in receipt of annuity payments is reemployed by the Company or an Affiliated Company, payment of such benefit payments shall continue. Upon the Participant’s subsequent termination of employment with the Company and all Affiliated Companies, the Participant shall be entitled to an additional benefit based on the formula then in effect and his Years of Credited Service and Compensation earned after his date of reemployment, and such additional benefit shall be subject to and payable in accordance with the provisions of Article 7. In the event a Participant dies while in active service, the additional benefit shall be payable in accordance with Article 4.06 or Article 8 or 9, as applicable.

If any Participant continues to be employed by the Company or an Affiliated Company after his Normal Retirement Age, the following provisions shall apply, except with respect to the benefit determined in accordance with Article 4.

		(a)	No benefits shall be paid for any month in which the Participant is credited with 40 or more Hours of Service.

(b)

Department of Labor Regulation section 2530.203-3, including the notice procedures referred to in that section, shall be followed for any period beginning on or after the Participant’s Normal Retirement Age in which the Participant is credited with 40 or more Hours of Service.

		(c)	Benefits shall be subject to and payable in accordance with the provisions of Article 7.

3.	Effective January 1, 2011, Article 8.03 of the CWC Component is amended in its entirety to read as follows:

	8.03	Payment to Beneficiary.

Subject to Article 8.04, the Beneficiary entitled to a benefit pursuant to Article 8.01(a) may elect to receive the benefit in a lump sum, payable at the election of the Beneficiary, at any time following the Participant’s death. In the event the Beneficiary is the Participant’s estate or any other legal entity other than an individual, the death benefit shall automatically be paid in one lump sum.

The death benefit payable to a Beneficiary pursuant to Article 8.02 shall be paid in a lump sum as soon as practicable after the date of the Participant’s death.

4.	Effective January 1, 2012, Article 9.02(a)(ix) of the CWC Component is amended by adding the following subparagraph (F) to read as follows:

(F)

With benefits commencing on or after January 1, 2012, $18.00 multiplied by his Years of Credited Service on or after January 1, 2012 for any pension payments due for months commencing on or after January 1, 2012.

5.	Effective January 1, 2012, Article 9.02(a)(xi) of the CWC Component is amended by adding the following subparagraph (D) to read as follows:

(D)

With benefits commencing on or after January 1, 2013, $16.00 multiplied by his Years of Credited Service on or after January 1, 2013 for any pension payments due for months commencing on or after January 1, 2013.

6.	Effective January 7, 2011, Schedule J of the CWC Component is amended by adding the following paragraphs to read as follows:

	39.	Predator Systems, Inc.

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on January 7, 2011 whose immediate prior service was with Predator Systems, Inc. and who was employed by such entity on such date:

(i)

Such an Employee shall be eligible to participate in the Plan following the date he or she completes a Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(a), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with Predator Systems, Inc. immediately prior to its acquisition by the Company.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of Predator Systems, Inc., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(a), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

40.	Douglas Equipment Ltd.

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on April 6, 2011 whose immediate prior service was with Douglas Equipment Ltd. and who was employed by such entity on such date:

(i)

Such an Employee shall be eligible to participate in the Plan following the date he or she completes a Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the requirements of Article 2.01(a), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with Douglas Equipment Ltd. immediately prior to the acquisition of its assets by the Company.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of the assets of Douglas Equipment Ltd., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(a), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

41.	BASF Surface Technologies

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on April 8, 2011 whose immediate prior service was with the Surface Technologies business of BASF Corporation and who was employed by such entity on such date:

(i)

Such an Employee shall be eligible to participate in the Plan following the date he or she completes a Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the requirements of Article 2.01(a), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with BASF Corporation immediately prior to the acquisition of the assets of its Surface Technologies business by the Company.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of the assets of the Surface Technologies business of BASF Corporation, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(a), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

42.	IMR Test Labs

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on July 25, 2011 whose immediate prior service was with IMR Test Labs and who was employed by such entity on such date:

(i)

Such an Employee shall be eligible to participate in the Plan following the date he or she completes a Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the requirements of Article 2.01(a), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with IMR Test Labs immediately prior to the acquisition of its assets by the Company.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of the assets of IMR Test Labs, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(a), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

43.	ACRA Control, Inc.

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on July 28, 2011 whose immediate prior service was with ACRA Control, Inc. and who was employed by such entity on such date:

		(i)	Such an Employee shall be eligible to participate in the Plan as of the later of January 1, 2012, or the date he or she completes a Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the requirements of Article 2.01(a), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with ACRA Control, Inc. immediately prior to its acquisition by the Company.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of ACRA Control, Inc., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(a), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

44.	South Bend Controls Holdings, LLC

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on October 11, 2011 whose immediate prior service was with South Bend Controls Holdings, LLC and who was employed by such entity on such date:

(i)

Such an Employee shall be eligible to participate in the Plan following the date he or she completes a Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the requirements of Article 2.01(a), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with South Bend Controls Holdings, LLC immediately prior to the acquisition of its assets by the Company.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of the assets of South Bend Controls Holdings, LLC, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(a), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

45.	Anatec International, Inc.

	(a)	Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on December 5, 2011 whose immediate prior service was with Anatec International, Inc. and who was employed by such entity on such date:

(i)

Such an Employee shall be eligible to participate in the Plan following the date he or she completes a Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the requirements of Article 2.01(a), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with Anatec International, Inc. immediately prior to the acquisition of its assets by the Company.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of the assets of Anatec International, Inc., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(a), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

46.	Lambert, MacGill, Thomas, Inc.

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on December 5, 2011 whose immediate prior service was with Lambert, MacGill, Thomas, Inc. and who was employed by such entity on such date:

(i)

Such an Employee shall be eligible to participate in the Plan following the date he or she completes a Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the requirements of Article 2.01(a), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with Lambert, MacGill, Thomas, Inc. immediately prior to the acquisition of its assets by the Company.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of the assets of Lambert, MacGill, Thomas, Inc., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(a), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, this amendment has been executed on this _____ day of December, 2011.

Curtiss-Wright Corporation Administrative Committee

By:

Date: